Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Greenfield Online, Inc. (the “Company”) on Form 10-Qfor the period ended March 31, 2007 to be filed with Securities and Exchange Commission on or about the date hereof (the “Report”), I, Albert Angrisani, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2007	By:	/s/ Albert Angrisani
Albert Angrisani
President and Chief Executive Officer